We continue to demonstrate the resilience of our business model by generating healthy profits, investing in our business and returning capital to shareholders, while consistently enhancing our competitive position. - Scott Thompson, Chairman & CEO TEMPUR SEALY INTERNATIONAL, INC., TPX “ “ 1

History of market share gains across global omnichannel distribution Seasoned, well-aligned management with proven track record Legacy of strong value creation via capital allocation including share buybacks and acquisitions The leading vertically integrated global bedding company with iconic brands and extensive manufacturing capabilities Over the long term, the bedding industry has consistently grown through ASP and unit expansion Investment Thesis 2

Tenured Leadership Team

- U.S. Market
- Shared Services
- International Markets

Scott Thompson
Chairman, President & CEO

- **Cliff Buster** – CEO, North America
  - **Steve Rusing** – EVP, President, U.S. Sales
  - **Tom Murray** – EVP, CMO, U.S.
  - **Brent Pfister** – SVP, Brands & Product Dev
  - **Scott Vollet** – EVP, Global Operations
  - **Diana Strickland** – SVP, Human Resources
- **Bhaskar Rao** – EVP, CFO
- **David Montgomery** – EVP, Global Bus. Dev.
- **Kindra Bellis** – SVP, CIO
- **Hansbart Wijnand** – EVP, Intl.
- **Jonathan Hirst** – CEO, Dreams

>195 YEARS
COMBINED TPX EXPERIENCE

17 YEARS
AVERAGE TPX TENURE

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Experienced Team’s Value Creation Since management change in 2015, sales have increased 55%, adjusted EBITDA2 has increased over 80%, and adjusted EPS2 has increased over 200% under current leadership Current TPX Management Track Record Since 2015 (in millions, except percentages, multiples, and per common share amounts) Year Ended December 31, 2015 Trailing Twelve Months Ended September 30, 2024 CAGR Total Growth Net Sales $3,151 $4,894 5% 55% Net Income $65 $390 23% 504% Adjusted Net Income2 $200 $442 9% 121% Adjusted EBITDA2 $456 $907 8% 99% GAAP EPS $0.26 $2.19 28% 750% Adjusted EPS2 $0.80 $2.48 14% 210% 4

Experienced Team’s Value Creation Since management change in 2015, the TPX stock has increased almost 350% under current leadership 5 $- $20 $40 $60 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 TPX Share Price History January 2015 to January 2025

Award-Winning Products Spanning Key Retail Price Points VALUE PREMIUM $1,800 – $6,450 $2,200 – $9,998 $300 – $3,000 Private Label *Retail prices for a standard queen mattress 6

World-Class Manufacturing Capabilities 33 NORTH AMERICAN FACILITIES | 38 INTERNATIONAL FACILITIES 7 Leading Manufacturing Capabilities • 71 manufacturing facilities • 20 million square feet of manufacturing & distribution operations R&D Innovation • 75,000 square feet of research & development • 4 state-of-the art product-testing locations Wholly owned (31) Joint Venture (9) Licensee (27)Tempur-Pedic® Facility (4) Albuquerque, NM

Successful Global Omni Distribution Platform • Significant worldwide sales growth • Highly profitable and rapidly expanding • Direct customer relationships Ecommerce • Luxury Tempur-Pedic®, Dreams, and multi-branded showroom experiences • Operate over 750 stores worldwide and expanding direct customer relationships • Highly profitable Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued win-win relationships with retailers Wholesale 8

Portfolio of Global Brands

- From its founding, Tempur-Pedic pursued a direct advertising strategy that touted the clear benefits of its proprietary Tempur material, creating a luxury aura – generating strong same sales velocity in premium products.
- Over the last 15 years, Tempur-Pedic spent ~$2.5B on direct advertising, significantly more than other top brands in the category. The premium brand that was built through direct advertising and R&D allows for sustainable ROICs well above traditional mattress peers.

TEMPUR-PEDIC

Tempur-Pedic®: leading worldwide premium bedding brand

- Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life-changing sleep.
  $2,200-$9,998*


J.D. POWER

STEARNS & FOSTER®

Stearns & Foster®: high-end-targeted brand

- The world's finest beds that are made with exceptional materials, time-honored craftsmanship, and impeccable design.
  $1,800-$6,450*

Best FIRM MATTRESS GOOD HOUSEKEEPING

Sealy

Sealy®: #1 bedding brand[3]

- Combines innovation, engineering, and industry-leading testing to ensure quality and durability.
  $300-$3,000*

AMERICA'S #1 MATTRESS BRAND

SHERWOOD BEDDING

Private Label Offerings: customized product

- Offers products for the value-oriented consumer.

*Retail prices for a standard queen mattress

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North American Omnichannel Distribution Wholesale E-commerce Owned Retail Stores OEM Alternative Channels Consumers THIRD PARTIES • Costco • Sam's Club • Wayfair • Amazon 10

AMERICA’S #1 MATTRESS BRAND 11

Sealy® – Largest Launch in Brand History • Sealy Posturepedic® is celebrating its 75th anniversary in 2025 • It is built on a heritage of “better back support” • Our 2025 launch will be the largest in brand history • Our launch is focused on Elevating and Differentiating Posturepedic to win in the “big middle” from $799 - $1,999 • We are introducing exclusive new spring technology to address nagging Aches & Pains 12

Sealy Posturepedic® – Exclusive Coil Technology

Posturepedic PrecisionFit ™ Coil


Better Comfort
& Conformance
Adaptive,
Deep-Down Support

- Patent-pending, proprietary coil system
- Exclusively engineered in-house by Sealy R&D
- Designed to deliver superior support for ache & pain relief
- Good / Better / Best tiers drive step-up



Posturepedic
Support System



Posturepedic **Plus**
Support System



Posturepedic **Pro**
Support System

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Sealy Posturepedic® – New Product Portfolio

Strong retail reaction to the new line is driving record slot placement

Posturepedic



SRP $799 - $999

- PrecisionFit™ Coil

Posturepedic Plus



SRP $999 - $1,199

- PrecisionFit™ Coil
- Durafle® Edge

Posturepedic Pro



SRP $1,299 - $1,499

- PrecisionFit™ Coil with MaxSupport™
- Duraflex® Edge
- Cool-to-Touch Cover

Posturepedic Elite



UPP $1,599 - $2,399

- PrecisionFit™ Coil with MaxSupport™
- Duraflex® Edge
- SealyChill™ Advanced Cooling

*Available in TT, EPT, and Hybrid at each level

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Supporting the brand with a compelling new ad campaign – “Bed Aches™” • “Bed Aches” creative highlights how Posturepedic uniquely solves nagging aches and pains caused by poor mattresses • Our new creative leverages TSI’s proven problem-solution messaging approach • Record media investment is planned to support the launch, beginning Memorial Day Sealy Posturepedic® – Marketing Investments 15

Tempur-Pedic Has Now Received 10 J.D. Power Awards, Reflecting our Commitment to Excellence & Customer Satisfaction Since J.D. Power launched its Mattress Satisfaction Study in 2015, Tempur-Pedic® has received 10 J.D. Power awards for both In-Store and Online satisfaction, more than any other mattress competitor.3 16

… and Making Tempur-Pedic® the MOST-AWARDED BRAND in the history of the J.D. Power U.S. Mattress Satisfaction Study (2017 – 2024)3 17

Snoring Trouble Falling Asleep Aches and Pain Hot Sleep • Consumers continue to prioritize sleep as part of their overall health and wellness focus • Tempur continues to invest in innovation, focused on improving sleep routines and outcomes • Consistent, high-investment marketing supports four distinct problem/solution campaigns Tempur-Pedic® – Deep, Undisturbed Sleep® 18

Tempur-Pedic® – Leader in Aches and Pain Solutions • Aches and Pain is the #1 consumer unmet need • New Adapt collection successfully launched in 2024 • Highest price point in the collection – LuxeAdapt® delivering double digit growth LuxeAdapt® complements Breeze to drive +$4,000 tickets 19

Tempur-Pedic® – Leader in Climate Solutions

- Fourth generation Tempur-Breeze® collection with improved climate benefits launched in 2023
- In 2024, ActiveBreeze launched as halo product at +$10,000 price point and is performing at 2X velocity expectation



ActiveBreeze® will expand distribution in 2025


TEMPUR-PEDIC
TEMPUR-Breeze®
FEELS UP TO
10°
COOLER*
*Based on average heat index increase of TEMPUR-LuxeBreeze® compared to TEMPUR-ProAdapt® models measured over an 8-hour period.

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• Tempur-Ergo® Smart Bases powered by Sleeptracker-AI® deliver best-in-class Sleep Coaching and Snore Response • In 2025 we will build upon our current Relaxation benefits through a partnership with Calm to further help consumers calm their mind and fall asleep Tempur-Pedic® – Advanced Automatic Snore Response and Relaxation Benefits NEW: Expert mindfulness content from Calm in Sleeptracker-AI® appPowered by Sleeptracker-AI® 21

Operations 22

Operational Initiatives  Leveraging Scale to Drive Cost Efficiency and Optionality Through Sourcing  Ongoing competitive RFQ efforts to derive savings from key inputs - springs, textiles, foam and chemicals  Expanding supply chains globally to increase competition among suppliers and provide enhanced risk mitigation  Exploring alternative suppliers and products to lower costs, reduce manufacturing complexity and drive new innovation  Product cost improvements with existing product changes and new product development initiatives  Component resourcing (supplier and/or location) and minor design changes for quality / cost improvements  Cross-functional design for manufacturing  Continue to capitalize on workforce management to drive manufacturing productivity  Build to stock inventories; partnering with key retailers on peak season demand/production to level load production 23

Operational Initiatives  Driving logistics productivity across Tempur Sealy’s fleet, ocean transportation and warehousing  Further optimization of Tempur Sealy’s transportation fleet, reducing usage of third-party carriers  Routing/scheduling optimization to lower fleet miles – cost and environmental impacts  Continue emphasis on merged loads (Sealy and Tempur) to drive efficient deliveries to customers  Partnering with customers to drive efficiencies within the supply chain  Reusing pallets; optimizing product return loads and backhauls; customer and plant location optimization  Significant ocean transport rate decreases realized post-pandemic  Further exploring lane rate optimization 24

25 International Markets – TEMPUR Brand

26 International Markets – TEMPUR Brand Overview TEMPUR sold in 90+ countries • 22 countries served through wholly owned subsidiaries, the rest by third- party distributors Selling wholesale via furniture and bedding retailers and direct via own stores and online channels Key markets include Germany, UK, France, South Korea, Japan, China and Australia Wholly-owned Third-party distributors

27 International Markets – TEMPUR Brand Market Opportunities Economic conditions have been subdued, and the global outlook remains uncertain Tempur has been driving growth and market share across the regions Substantial growth opportunities in all our markets Specifically in our key markets and China in particular given our current relative low share Wholly-owned Third-party distributors

28 International Markets – TEMPUR Brand Historical Strategy & Performance • Focus on price points above $3,000 • Investments within narrow boundaries • Highly complex and individualized SKUs, and therefore highly complex and individualized manufacturing process Go-Forward Strategy • Continue to grow segment at the cutting edge of sleep technology • Broadening our product assortment to address a wider range of consumer needs • Support the growth with a new range of marketing assets and incremental advertising investments • Simplified SKU build, and therefore simplified manufacturing process

29 International Markets – Go Forward Strategy Product Distribution Marketing Manufacturing

30 International Markets – Wholesale John Lewis & Partners XXXLutz Harvey Norman Bensons for Beds Snooze Beter Bed Höffner El Corte Inglés Drømmeland Grand Litier

31 International Markets – Own Stores

32 International Markets – Online

33 International Markets

34 Dreams Leading Specialty Bed Retailer in the United Kingdom As a multi-branded retailer, Dreams sells a variety of products across a range of price points. In addition to operating over 200 brick-and-mortar stores and an e-commerce channel throughout the U.K., Dreams also manufacturers the majority of the bedding products it sells in-house.

Third Quarter and Trailing Twelve Month Performance Three Months Ended Trailing Twelve Months Ended (in millions, except percentages and per common share amounts) September 30, 2024 September 30, 2023 % Change September 30, 2024 September 30, 2023 % Change Net Sales $1,300.0 $1,277.1 1.8% $4,893.5 $4,942.3 -1.0% Net Income $130.0 $113.3 14.7% $389.5 $392.7 -0.8% Adjusted Net Income2 $146.5 $136.8 7.1% $441.8 $427.9 3.2% EBITDA2 $252.9 $228.2 10.8% $826.4 $813.3 1.6% Adjusted EBITDA2 $274.8 $259.7 5.8% $906.8 $877.6 3.3% GAAP EPS $0.73 $0.64 14.1% $2.19 $2.21 -0.9% Adjusted EPS2 $0.82 $0.77 6.5% $2.48 $2.42 2.5% Q3’24 Sales by Channel 24% 76% Direct Wholesale 35

Environmental, Social, & Governance 36

History of market share gains across global omnichannel distribution Seasoned, well-aligned management with proven track record Legacy of strong value creation via capital allocation including share buybacks and acquisitions The leading vertically integrated global bedding company with iconic brands and extensive manufacturing capabilities Over the long term, the bedding industry has consistently grown through ASP and unit expansion Investment Thesis 37

For more information, please email: investor.relations@tempursealy.com Thank you for your interest in Tempur Sealy International SOVA 38

Forward-Looking Statements Use of Non-GAAP Financial Measures In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non-GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2024 and 2025. This investor presentation contains statements regarding the announced Mattress Firm acquisition including the related regulatory approval process, the Company’s expectations regarding net sales and adjusted EPS for 2024 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, and expectations regarding supply chain disruptions and the macroeconomic environment. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risks include the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks: TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-PRObreeze®, TEMPUR-LUXEbreeze®, TEMPUR-Cloud®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, TEMPUR-Ergo®, TEMPUR- Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, Bed Aches™ Precision Fit™ Chill, and Duraflex® Edge are trademarks, trade names, or service marks of Tempur Sealy International, Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners. 39

QTD Adjusted Net Income2 and Adjusted EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. TTM Adjusted Net Income2 and Adjusted EPS2 40

TTM Adjusted EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Leverage2 Reconciliation *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings. 41

1 Management estimates, informed by equity research notes and other industry reports. 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures Information” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide. 3 Sealy® was ranked number one on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture Today’s Top 20 U.S. Bedding Producers methodology that includes Sealy® and Stearns & Foster® products in Sealy ranking. Tempur-Pedic® was ranked number two on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. Tempur-Pedic® brand was awarded #1 in Customer Satisfaction for the Online Mattress category in the J.D. Power 2024 Mattress Satisfaction Report. Footnotes 42